Fidelity Bond Coverage for Fund for Which the BNY Mellon Investment Adviser, Inc. Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets

Pursuant to Rule17g-1(d) Under the Investment Company Act of 1940

Provided by BNY Mellon Fund Operations Department, Data Management Group, 212-635-8679

The number of “other investment companies” covered by the bonds as of January 2021, in answer to question 81(b) on Form N-SAR, is 132.

Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Gross Assets Corporate Registration	Amount of Bond Required Pursuant to Rule 17g-1(d)
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Core Plus Fund	1,618,392,479	1,618,392,479	1,500,000
BNY Mellon Advantage Funds, Inc.	BNY Mellon Dynamic Total Return Fund	1,086,773,583
BNY Mellon Advantage Funds, Inc.	BNY Mellon Dynamic Value Fund	1,373,350,634
BNY Mellon Advantage Funds, Inc.	BNY Mellon Global Dynamic Bond Income Fund	321,147,578
BNY Mellon Advantage Funds, Inc.	BNY Mellon Global Real Return Fund	4,557,496,970
BNY Mellon Advantage Funds, Inc.	BNY Mellon Opportunistic Midcap Value Fund	485,588,304
BNY Mellon Advantage Funds, Inc.	BNY Mellon Opportunistic Small Cap Fund	475,631,948
BNY Mellon Advantage Funds, Inc.	BNY Mellon Structured Midcap Fund	106,179,584
BNY Mellon Advantage Funds, Inc.	BNY Mellon Sustainable Balanced Fund	15,540,283
BNY Mellon Advantage Funds, Inc.	BNY Mellon Technology Growth Fund	468,687,679
BNY Mellon Advantage Funds, Inc. Total			8,890,396,563	2,500,000
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.		221,473,366	221,473,366	600,000
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.		420,791,804	420,791,804	750,000
BNY Mellon Appreciation Fund, Inc.		2,080,408,636	2,080,408,636	1,700,000
BNY Mellon California AMT-Free Municipal Bond Fund, Inc.		854,623,285	854,623,285	1,000,000
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	488,794,615
BNY Mellon Funds Trust	BNY Mellon Bond Fund	1,347,181,390
BNY Mellon Funds Trust	BNY Mellon Corporate Bond Fund	807,617,893
BNY Mellon Funds Trust	BNY Mellon Emerging Markets Fund	937,141,591
BNY Mellon Funds Trust	BNY Mellon Focused Equity Opportunities Fund	421,547,405
BNY Mellon Funds Trust	BNY Mellon Government Money Market Fund	573,677,194
BNY Mellon Funds Trust	BNY Mellon Income Stock Fund	552,271,804
BNY Mellon Funds Trust	BNY Mellon Intermediate Bond Fund	834,625,622
BNY Mellon Funds Trust	BNY Mellon International Equity Income Fund	98,579,831
BNY Mellon Funds Trust	BNY Mellon International Fund	589,718,898
BNY Mellon Funds Trust	BNY Mellon Large Cap Stock Fund	114,352,477
BNY Mellon Funds Trust	BNY Mellon Massachusetts Intermediate Municipal Bond Fund	344,256,208
BNY Mellon Funds Trust	BNY Mellon Mid Cap Multi-Strategy Fund	2,683,555,294
BNY Mellon Funds Trust	BNY Mellon Municipal Opportunities Fund	2,629,470,134
BNY Mellon Funds Trust	BNY Mellon National Intermediate Municipal Bond Fund	2,904,509,801
BNY Mellon Funds Trust	BNY Mellon National Municipal Money Market Fund	309,055,859
BNY Mellon Funds Trust	BNY Mellon National Short-Term Municipal Bond Fund	1,096,757,795
BNY Mellon Funds Trust	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	172,257,720
BNY Mellon Funds Trust	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	209,889,447
BNY Mellon Funds Trust	BNY Mellon Short-Term U.S. Government Securities Fund	224,146,046
BNY Mellon Funds Trust	BNY Mellon Small Cap Multi-Strategy Fund	763,478,959
BNY Mellon Funds Trust	BNY Mellon Small/Mid Cap Multi-Strategy Fund	107,036,655
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	414,645,912
BNY Mellon Funds Trust Total			18,624,568,549	2,500,000
BNY Mellon High Yield Strategies Fund		273,793,243	273,793,243	750,000.00
BNY Mellon Index Funds, Inc.	BNY Mellon International Stock Index Fund	535,284,843
BNY Mellon Index Funds, Inc.	BNY Mellon S&P 500 Index Fund	2,251,940,674
BNY Mellon Index Funds, Inc.	BNY Mellon Smallcap Stock Index Fund	1,786,092,667
BNY Mellon Index Funds, Inc. Total			4,573,318,185	2,500,000.00
BNY Mellon Intermediate Municipal Bond Fund, Inc.		591,151,732	591,151,732	900,000.00
BNY Mellon International Securities Funds, Inc.	BNY Mellon Emerging Markets Securities Fund	89,039,032	89,039,032	450,000.00
BNY Mellon Investment Funds I	BNY Mellon Diversified Emerging Markets Fund	208,637,241
BNY Mellon Investment Funds I	BNY Mellon Global Fixed Income Fund	4,837,296,768
BNY Mellon Investment Funds I	BNY Mellon International Equity Fund	758,654,178
BNY Mellon Investment Funds I	BNY Mellon Small Cap Growth Fund	27,266,183
BNY Mellon Investment Funds I	BNY Mellon Small Cap Value Fund	180,802,587
BNY Mellon Investment Funds I	BNY Mellon Small/Mid Cap Growth Fund	5,000,280,417
BNY Mellon Investment Funds I	BNY Mellon Tax Sensitive Total Return Bond Fund	103,550,125
BNY Mellon Investment Funds I Total			11,116,487,499	2,500,000.00
BNY Mellon Investment Funds II, Inc.	BNY Mellon Alternative Diversifier Strategies Fund	271,760,714
BNY Mellon Investment Funds II, Inc.	BNY Mellon Global Emerging Markets Fund	559,355,675
BNY Mellon Investment Funds II, Inc.	BNY Mellon Yield Enhancement Strategy Fund	306,065,611
BNY Mellon Investment Funds II, Inc. Total			1,137,182,000	1,250,000.00
BNY Mellon Investment Funds III	BNY Mellon Equity Income Fund	888,543,626
BNY Mellon Investment Funds III	BNY Mellon Global Equity Income Fund	292,026,495
BNY Mellon Investment Funds III	BNY Mellon High Yield Fund	1,259,107,430
BNY Mellon Investment Funds III	BNY Mellon International Bond Fund	663,816,914
BNY Mellon Investment Funds III Total			3,103,494,465	2,100,000.00
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Bond Market Index Fund	1,386,918,710
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Floating Rate Income Fund	756,117,066
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Institutional S&P 500 Stock Index Fund	2,963,576,978
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Tax Managed Growth Fund	127,659,012
BNY Mellon Investment Funds IV, Inc.	General Treasury and Agency Money Market Fund	314,835,617
BNY Mellon Investment Funds IV, Inc. Total			5,549,107,383	2,500,000.00
BNY Mellon Investment Funds V, Inc.	BNY Mellon Diversified International Fund	595,095,034
BNY Mellon Investment Funds V, Inc.	BNY Mellon Global Real Estate Securities Fund	440,081,730
BNY Mellon Investment Funds V, Inc.	BNY Mellon Large Cap Equity Fund	833,041,857
BNY Mellon Investment Funds V, Inc. Total			1,868,218,621	1,500,000.00
BNY Mellon Investment Funds VI	BNY Mellon Balanced Opportunity Fund	329,597,321	329,597,321	750,000.00
BNY Mellon Investment Grade Funds, Inc.	BNY Mellon Short Term Income Fund	153,265,139
BNY Mellon Investment Grade Funds, Inc. Total			153,265,139	600,000.00
BNY Mellon Investment Portfolios	MidCap Stock Portfolio	155,023,685
BNY Mellon Investment Portfolios	Small Cap Stock Index Portfolio	646,770,646
BNY Mellon Investment Portfolios	Technology Growth Portfolio	993,254,276
BNY Mellon Investment Portfolios Total			1,795,048,607	1,500,000.00
BNY Mellon Large Cap Securities Fund, Inc.		1,510,085,000	1,510,085,000	1,500,000.00
BNY Mellon Midcap Index Fund, Inc.		2,278,236,008	2,278,236,008	1,700,000.00

Gross Assets

Corporate

Corporate Registration Portfolio/Series Name Gross Asset Portfolio Registration

Amount of Bond Required Pursuant to Rule 17g-1(d)

BNY Mellon Municipal Bond Funds, Inc.

BNY Mellon Municipal Bond Infrastructure Fund, Inc. BNY Mellon Municipal Funds, Inc.

BNY Mellon Municipal Funds, Inc.

BNY Mellon Municipal Funds, Inc. Total

BNY Mellon Municipal Income, Inc.

BNY Mellon New Jersey Municipal Bond Fund, Inc. BNY Mellon New York AMT-Free Municipal Bond Fund BNY Mellon New York Tax Exempt Bond Fund, Inc. BNY Mellon Opportunistic Municipal Securities Fund BNY Mellon Opportunity Funds

BNY Mellon Opportunity Funds

BNY Mellon Opportunity Funds Total

BNY Mellon Research Growth Fund, Inc.

BNY Mellon Short-Intermediate Municipal Bond Fund

BNY Mellon State Municipal Bond Funds BNY Mellon State Municipal Bond Funds BNY Mellon State Municipal Bond Funds

BNY Mellon State Municipal Bond Funds Total

BNY Mellon Stock Funds

BNY Mellon Stock Funds

BNY Mellon Stock Funds Total

BNY Mellon Stock Index Fund, Inc. BNY Mellon Strategic Funds, Inc. BNY Mellon Strategic Funds, Inc. BNY Mellon Strategic Funds, Inc. BNY Mellon Strategic Funds, Inc. BNY Mellon Strategic Funds, Inc. BNY Mellon Strategic Funds, Inc.

BNY Mellon Strategic Funds, Inc. Total

BNY Mellon Strategic Municipal Bond Fund, Inc. BNY Mellon Strategic Municipals, Inc.

BNY Mellon Sustainable U.S. Equity Fund, Inc. BNY Mellon Sustainable U.S. Equity Portfolio, Inc. BNY Mellon U.S. Mortgage Fund, Inc.

BNY Mellon Ultra Short Income Fund BNY Mellon Variable Investment Fund BNY Mellon Variable Investment Fund BNY Mellon Variable Investment Fund BNY Mellon Variable Investment Fund

BNY Mellon Variable Investment Fund Total BNY Mellon Worldwide Growth Fund, Inc. CitizensSelect Funds

CitizensSelect Funds

CitizensSelect Funds Total

Dreyfus AMT-Free Municipal Cash Management Plus Dreyfus AMT-Free New York Municipal Cash Management Dreyfus BASIC Money Market Fund, Inc.

Dreyfus Cash Management

Dreyfus Government Cash Management Funds Dreyfus Government Cash Management Funds Dreyfus Government Cash Management Funds Total Dreyfus Institutional Liquidity Funds

Dreyfus Institutional Preferred Money Market Funds Dreyfus Institutional Preferred Money Market Funds Dreyfus Institutional Preferred Money Market Funds Total Dreyfus Institutional Reserves Funds

Dreyfus Institutional Preferred Money Market Funds

Dreyfus Institutional Reserves Funds Dreyfus Institutional Reserves Funds Total Dreyfus Liquid Assets, Inc.

Dreyfus Tax Exempt Cash Management Funds

Dreyfus Treasury Obligations Cash Management Fund Dreyfus Treasury Securities Cash Management General California Municipal Money Market Fund

General Government Securities Money Market Funds, Inc. General Government Securities Money Market Funds, Inc. General Government Securities Money Market Funds, Inc. Total General Money Market, Inc.

General Municipal Money Market Funds, Inc.

General New York AMT-Free Municipal Money Market Fund

BNY Mellon Municipal Bond Fund

BNY Mellon AMT-Free Municipal Bond Fund

BNY Mellon High Yield Municipal Bond Fund

BNY Mellon Japan Womenomics Fund

BNY Mellon Natural Resources Fund

BNY Mellon Connecticut Fund BNY Mellon Massachusetts Fund BNY Mellon Pennsylvania Fund

BNY Mellon International Core Equity Fund

BNY Mellon International Small Cap Fund

BNY Mellon Active MidCap Fund

BNY Mellon Global Stock Fund

BNY Mellon International Stock Fund

BNY Mellon Select Managers Small Cap Growth Fund BNY Mellon Select Managers Small Cap Value Fund BNY Mellon U.S. Equity Fund

Appreciation Portfolio

Government Money Market Portfolio Growth and Income Portfolio Opportunistic Small Cap Portfolio

Dreyfus Institutional Preferred Treasury Securities Money Market Fund

Dreyfus Prime Money Market Fund

Dreyfus Government Cash Management

Dreyfus Government Securities Cash Management

Dreyfus Treasury and Agency Liquidity Money Market Fund

Dreyfus Institutional Preferred Government Plus Money Market Fund

Dreyfus Institutional Preferred Money Market Fund

Dreyfus Institutional Preferred Government Money Market

Dreyfus Institutional Preferred Treasury Obligations

Dreyfus Institutional Treasury Securities Cash Advantage Fund

Dreyfus Tax Exempt Cash Management

General Government Securities Money Market Fund

General Treasury Securities Money Market Fund

Dreyfus National Municipal Money Market

1,236,826,488

351,639,830

1,345,763,909

307,228,653

231,517,013

437,265,803

317,477,250

1,015,588,537

422,539,541

2,791,944

338,579,595

2,140,560,739

285,591,979

200,322,888

130,111,488

121,665,990

443,976,734

509,637,408

2,882,439,721

427,118,831

1,403,388,540

6,214,803,232

699,606,537

529,006,113

726,052,184

477,735,363

636,968,623

439,458,413

296,859,267

419,935,509

77,783,171

419,965,079

245,767,466

96,662,760

314,436,135

870,899,356

194,301,795

167,427,380

84,475,265

134,679,870

149,284,758

5,168,634,434

92,081,601,848

4,539,618,310

9,179,860,313

1,977,312,763

3,845,451,914

10,592,799,149

1,565,113,700

2,119,585,309

495,728,100

421,751,274

28,383,022,720

39,876,944,190

11,397,740

4,118,023,191

2,927,157,682

2,989,756,225

775,951,049

129,992,405

1,236,826,488

351,639,830

1,652,992,563

231,517,013

437,265,803

317,477,250

1,015,588,537

422,539,541

341,371,540

2,140,560,739

285,591,979

452,100,366

953,614,142

2,882,439,721

9,999,975,437

477,735,363

636,968,623

439,458,413

296,859,267

419,935,509

77,783,171

1,076,831,440

870,899,356

361,729,175

84,475,265

134,679,870

149,284,758

5,168,634,434

96,621,220,159

9,179,860,313

5,822,764,677

14,277,498,158

495,728,100

421,751,274

28,383,022,720

39,876,944,190

11,397,740

7,045,180,873

2,989,756,225

775,951,049

129,992,405

1,250,000.00

750,000.00

1,500,000.00

600,000.00

750,000.00

750,000.00

1,250,000.00

750,000.00

750,000.00

1,700,000.00

750,000.00

750,000.00

1,000,000.00

1,900,000.00

2,500,000.00

750,000.00

900,000.00

750,000.00

750,000.00

750,000.00

450,000.00

1,250,000.00

1,000,000.00

750,000.00

450,000.00

525,000.00

525,000.00

2,500,000.00

2,500,000.00

2,500,000.00

2,500,000

2,500,000

750,000

750,000

2,500,000

2,500,000

200,000

2,500,000

1,900,000

1,000,000

525,000

Total Gross Assets for the Complex	306,026,522,390	306,026,522,390	81,975,000.00

AVAILABLE FIDELITY BOND COVERAGE $100,000,000

Amount between Minimum and Available $18,025,000

Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Gross Assets Corporate Registration	Amount of Bond Required Pursuant to Rule 17g-1(d)
Sweep Assets
Sweep Assets		1,488,171,483
Total Sweep Assets		1,488,171,483
Fund of funds (Affiliated funds)
BNY Mellon Investment Funds V, Inc.	BNY Mellon Diversified International Fund	588,742,424
Total Fund of funds		588,742,424
Partial fund of funds (Market value)
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	300,942,370
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	197,461,674
BNY Mellon Investment Funds I	BNY Mellon Diversified Emerging Markets Fund	73,621,280
BNY Mellon Investment Funds II, Inc.	BNY Mellon Alternative Diversifier Strategies Fund	69,944,661
BNY Mellon Investment Funds II, Inc.	BNY Mellon Yield Enhancement Strategy Fund	290,939,781
Total Partial Fund of funds		932,909,766

Total Gross Assets for the Complex excluding sweep assets, fund of funds and partial fund of funds (MV) 303,016,698,717

Count of Portfolios 132